SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 27, 1998


                              WACHOVIA CORPORATION
     -----------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


        North Carolina                    No. 1-9021           No. 56-1473727
---------------------------------       --------------      --------------------
(State or other jurisdiction of           (Commission          (IRS employer
        incorporation)                    File Number)       Identification No.)

     100 North Main Street Winston-Salem, NC                        27101
     191 Peachtree Street NE, Atlanta, GA                           30303
------------------------------------------------------      --------------------
     (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:

                           Winston-Salem   336-770-5000
                           Atlanta         404-332-5000
                           ----------------------------


                                 Not applicable
                                 --------------
          (Registrant's former address of principal executive offices)

Item 5.  Other Events.

         On October 27, 1997, Wachovia Corporation, a North Carolina corporation (the "Registrant"), entered into an Agreement and Plan of Merger by and between the Registrant and Interstate/Johnson Lane, Inc., a Delaware corporation ("IJL"), for a tax-free merger of the two companies pursuant to which each outstanding share of common stock, par value $0.20 per share, of IJL would be converted into the number of shares of Wachovia's common stock par value $5.00 per share equal to $32.00 divided by Wachovia's average stock price for the five trading days preceding the effective date of the Merger.

         This current report on Form 8-K, including the investor materials, contains certain forward looking statements with respect to the financial condition, results of operations and business of Wachovia and the combined company, including statements relating to: (a) the cost savings and reported earnings that will be realized from the Proposed Merger; (b) the impact on revenues of the Proposed Merger; and (c) the restructuring charges expected to be incurred in connection with the Proposed Merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) expected costs savings from the Proposed Merger cannot be fully realized or realized within the expected time frame; (2) costs or difficulties related to the integration of the businesses of Wachovia and IJL are greater than expected;
(3) revenues following the Proposed Merger are lower than expected; (4) competitive pressure among depository institutions increases significantly; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; or (7) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits.

             99.1 Press release dated October 27, 1998 announcing the Proposed Merger.

             99.2 Investor presentation materials distributed by the Registrant on October 27, 1998 relating to the Proposed Merger.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 28, 1998

                                            WACHOVIA CORPORATION


                                            By: /s/ Kenneth W. McAllister
                                               ---------------------------------
                                               Name:  Kenneth W. McAllister
                                               Title: Senior Executive Vice
                                                      President

                                  Exhibit Index

99.1     Press release dated October 27, 1998 announcing the Proposed Merger.

99.2 Investor presentation materials distributed by the Registrant on October 27, 1998 relating to the Proposed Merger.